Exhibit 99.1

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Docket #0390 Date Filed: 04/30/2024

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF NEW JERSEY

In Re. Invitae Corporation	§	Case No. 24-11362
	§	Lead Case No. 24-11362
Debtor(s)	§
§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended:	03/31/2024	Petition Date:	02/13/2024

Months Pending: 2	Industry Classification:	6	2	1	5

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):	1,102

Debtor’s Full-Time Employees (as of date of order for relief):	1,235

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☒	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☒	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☒	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Michael D. Sirota	Michael D. Sirota
Signature of Responsible Party	Printed Name of Responsible Party

04/30/2024	Court Plaza North, 25 Main Street, Hackensack, NJ
Date	07601
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Invitae Corporation	Case No. 24-11362

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$153,112,106

b. Total receipts (net of transfers between accounts)	$35,435,389	$57,650,824

c. Total disbursements (net of transfers between accounts)	$57,142,781	$70,768,038

d. Cash balance end of month (a+b-c)	$131,404,713

e. Disbursements made by third party for the benefit of the estate	$91,323	$689,873

f. Total disbursements for quarterly fee calculation (c+e)	$57,234,105	$71,457,910

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$83,879,760

b. Accounts receivable over 90 days outstanding (net of allowance)	$22,410,169

c. Inventory ( Book Market Other (attach explanation))	$34,587,294

d Total current assets	$279,722,555

e. Total assets	$445,409,004

f. Postpetition payables (excluding taxes)	$41,016,840

g. Postpetition payables past due (excluding taxes)	$7,356,097

h. Postpetition taxes payable	$0

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$41,016,840

k. Prepetition secured debt	$282,182,734

l. Prepetition priority debt	$3,089,909

m. Prepetition unsecured debt	$1,363,105,043

n. Total liabilities (debt) (j+k+l+m)	$1,689,394,526

o. Ending equity/net worth (e-n)	$-1,243,985,522

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$357,050	$357,050

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$50,705	$50,705

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$306,345	$306,345

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$38,569,619

b. Cost of goods sold (inclusive of depreciation, if applicable)	$19,338,492

c. Gross profit (a-b)	$19,231,126

d. Selling expenses	$7,942,668

e. General and administrative expenses	$22,450,079

f. Other expenses	$198,155

g. Depreciation and/or amortization (not included in 4b)	$806,920

h. Interest	$-1,582,443

i. Taxes (local, state, and federal)	$-366

j. Reorganization items	$6,388,683

k. Profit (loss)	$-19,741,146	$-64,938,303

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Invitae Corporation	Case No. 24-11362

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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Debtor’s Name Invitae Corporation	Case No. 24-11362

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Debtor’s Name Invitae Corporation	Case No. 24-11362

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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Debtor’s Name Invitae Corporation	Case No. 24-11362

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Debtor’s Name Invitae Corporation	Case No. 24-11362

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Debtor’s Name Invitae Corporation	Case No. 24-11362

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c
c.	All professional fees and expenses (debtor & committees)

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$19,648

c. Postpetition employer payroll taxes accrued	$1,077,646	$1,538,533

d. Postpetition employer payroll taxes paid	$1,059,630	$1,277,276

e. Postpetition property taxes paid	$0	$1,060

f. Postpetition other taxes accrued (local, state, and federal)	$12,383	$133,925

g. Postpetition other taxes paid (local, state, and federal)	$79,052	$82,438

Part 7: Questionnaire - During this reporting period:
	a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
	b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
	c. Were any payments made to or on behalf of insiders?	Yes	No
	d. Are you current on postpetition tax return filings?	Yes	No
	e. Are you current on postpetition estimated tax payments?	Yes	No
	f. Were all trust fund taxes remitted on a current basis?	Yes	No
	g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
	h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No N/A
i. Do you have:	Worker’s compensation insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	Casualty/property insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	General liability insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	j. Has a plan of reorganization been filed with the court?	Yes	No
	k. Has a disclosure statement been filed with the court?	Yes	No
	l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

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Debtor’s Name Invitae Corporation	Case No. 24-11362

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Ana Schrank	Ana Schrank
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	04/30/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name Invitae Corporation	Case No. 24-11362

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Debtor’s Name Invitae Corporation	Case No. 24-11362

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Debtor’s Name Invitae Corporation	Case No. 24-11362

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General Notes

On February 13, 2024 (the “Petition Date”), Invitae Corporation (“Invitae”) and five of its subsidiaries (such subsidiaries, each a “Debtor,” collectively with Invitae, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”), thereby commencing the instant cases (the “Chapter 11 Cases”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On February 16, 2024, the Bankruptcy Court entered an order authorizing the joint administration of these Chapter 11 Cases pursuant to Bankruptcy Rule 1015(b). On March 1, 2024, the United States Trustee for the District of New Jersey (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code.

Additional information about these Chapter 11 Cases, court filings, and claims information is available at the Debtors’ restructuring website: https://www.kccllc.net/invitae.

The following notes and statements of limitations should be referred to, and referenced in connection with, any review of the monthly operating report (the “MOR”).

1.

Basis of Presentation. The Debtors are filing their MOR solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases. The MOR is in a format acceptable to the U.S. Trustee. The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future.

This MOR is unaudited and has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. The MOR is not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors.

The financial information contained herein is presented per Invitae’s books and records without, among other things, all adjustments or reclassification that may be necessary or typical with respect to consolidating financial statements or in accordance with U.S. GAAP. Because the Debtors’ accounting systems, policies, and practices were developed to produce consolidated financial statements by business unit, rather than financial statements by legal entity, it is possible that not all assets, liabilities, income or expenses have been recorded on the correct legal entity.

This information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material.

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The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

For the reasons discussed above, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

2.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. For the reporting period ended March 31, 2024, the Debtors’ books and records reflect activity from March 1, 2024 through the period end date. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3.

Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors in a manner consistent with the Debtors’ historical cash management practices, as described in the Debtors’ Motion for Entry of Interim and Final Orders Authorizing the Debtors to (A) Continue to Operate Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, and (D) Continue to Perform Intercompany Transactions (Docket No. 10].

4.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors and their advisors are not liable for and undertake no responsibility to indicate variations from securities laws herein or for any evaluations of the Debtors based on this financial information or any other information.

5.

Payment of Prepetition Claims Pursuant to First Day Orders. On February 16, 2024, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to pay, on an interim basis, certain prepetition (a) employee wages, salaries, other compensation, reimbursable expenses and payments to continue employee benefit programs; (b) claims of lien claimants, import claimants, 503(B)(9) claimants, foreign vendors, and critical vendors; (c) taxes and fees; and (d) amounts to maintain and administer existing customer programs and honor certain prepetition obligations related thereto. The Bankruptcy Court subsequently approved the relief requested in connection with the First Day Orders on a final basis. To the extent any payments were made on account of prepetition claims following the commencement of these Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR.

6.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

2

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7.	Specific MOR Disclosures.

Notes to Part 1: Cash Receipts and Disbursements

•

Figures include cash as reported in the Debtors’ bank statements. Reconciliation differences will exist between bank statement balances and balance sheet cash balances due to ordinary course timing differences between payment execution in the Debtors’ financial system and disbursement of funds from Debtor bank accounts, as well as outstanding checks and deposits in transit.

•

The Debtors’ standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. The Debtors have submitted an attestation with these MORs that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices.

•

Item (b): The amount of Total Receipts corresponds to the sum of total Test/Collaboration Receipts and other one-time receipts. The Debtors’ Cash Rollforward excludes $10,487,863.86 of restricted cash posted for letters of credit and deposits posted to third parties. This restricted cash is detailed in the supplemental schedule of Debtor bank accounts.

Notes to Part 2: Asset and Liability Status

•	All intercompany transactions are between the Debtor Invitae Corporation and non-Debtor foreign affiliates, which are reflected on the Debtors’ consolidated balance sheet and income statement.

•

The MORs have not been subject to certain quarterly or annual adjustment procedures, including income tax provision procedures. The information presented herein may materially differ if such procedures were applied. Aged Accounts Payable amounts relate to potential post-petition obligations of invoices received by the Debtors prepetition. The Debtors continue to analyze whether or not these invoices are in fact administrative expenses of the bankruptcy estate, and reserve all rights to reclassify these amounts as liabilities not subject to compromise.

•

Because the Debtors’ existing recording systems were not designed to distinguish between other prepetition and postpetition liabilities, the Debtors have commenced a process to distinguish between prepetition and postpetition liabilities, the results of which are reflected in the MORs. As the Debtors continue this process and additional information becomes available, the allocation of liabilities between prepetition and postpetition periods may change.

•

Items (k–m): Prepetition liabilities (i.e., items (k), (l), and (m)) reflect liabilities included in “Liabilities subject to compromise” on the Debtors’ balance sheet as well as other prepetition liabilities that may be uncompromised pursuant to the relief granted via the First Day Orders. The Debtors’ inclusion or exclusion of any amounts in the presentation of “Liabilities subject to compromise” in the Balance Sheet is done

3

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solely to enable the debtors to expeditiously prepare the MORs pursuant to the Debtors’ reporting obligations and does not indicate a view, of the Debtors or of any other person, as to whether and to what extent the respective liabilities may be impaired.

•

A portion of prepetition accrued employee bonuses may be considered priority under Section 507(a)(4) of the Bankruptcy Code; however, since the Debtors have paid out these amounts subject to the relief under the final wages order (after the reporting date for these MORs), the Debtors have not specifically allocated prepetition employee accrued liabilities between priority and unsecured buckets.

•	Values in the Balance Sheet attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented.

Notes to Part 4: Income Statement

•

The MORs have not been subject to certain quarterly or annual adjustment procedures, including income tax provision procedures. The information presented herein may materially differ if such procedures were applied.

•

Because the Debtors’ existing recording systems were not designed to distinguish between prepetition and postpetition income statement line items, the Debtors have commenced a process to distinguish between prepetition and postpetition, the results of which are reflected in the MORs.

Notes to Part 6: Postpetition Taxes

•

Because the Debtors’ existing recording systems were not designed to distinguish between other prepetition and postpetition liabilities, the Debtors have commenced a process to distinguish between prepetition and postpetition liabilities, the results of which are reflected in the MORs.

Notes to Part 7: Questionnaire – During This Reporting Period

•

Item (a): Following the Petition Date, the Court entered various orders authorizing, but not directing, the Debtors to, among other things, pay certain prepetition: (i) service fees and charges assessed by the Debtors’ banks; (ii) customer programs obligations; (iii) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and supplemental workforce obligations); (iv) taxes and assessments; and (v) critical vendor, 503(b)(9), lien, and foreign vendor obligations (collectively, the “First Day Orders”). To the extent any payments were made during the Reporting Period on account of prepetition claims pursuant to the authority granted to the Debtors by the Court under the First Day Orders, such payments have been included in this MOR (subject to the notes and statements and limitations provided herein).

4

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•

Item (c): Payments to insiders include ordinary course salaries, benefits, and expense reimbursements for officers and employees, as well as fees and expense reimbursements paid to members of the Board of Directors

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In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

	Cash Receipts & Disbursements(1)
	Genosity LLC 24-11361	Invitae Corporation 24-11362	ArcherDX Clinical Services, Inc. 24-11363	ArcherDX, LLC 24-11364	Genetic Solutions LLC 24-11365	Ommdom, Inc. 24-11366
Cash Receipts
Test/Collaboration Receipts	$—	$34,919,191	$—	$293,226	$—	$—
Other Receipts	—	279,790	—	—	—	—

Total Cash Receipts(2)	$—	$35,198,981	$—	$293,226	$—	$—

Operating Disbursements
Payroll, Bonus & Benefits	$—	$(26,902,717)	$—	$—	$—	$—
Lab Materials	—	(6,165,484)	—	—	—	—
Collection Kits	—	(646,970)	—	—	—	—
Shipping	—	(2,918,084)	—	—	—	—
Real Property Lease Payments	—	(801,995)	—	—	—	—
Other Lease Obligations	—	(107,772)	—	—	—	—
IT-Related Expenses	—	(2,682,078)	—	—	—	—
Cash Taxes	—	(834,169)	—	—	—	—
Other AP Payments	—	(8,591,056)	—	(655)	—	—

Total Operating Disbursements	$—	$(49,650,325)	$—	$(655)	$—	$—

Operating Cash Flow	$—	$(14,451,345)	$—	$292,571	$—	$—

Restructuring Related / One-Time
Debt Service	$—	$(1,145,089)	$—	$—	$—	$—
Finance Lease Principal	—	(209,006)	—	—	—	—
Capex	—	—	—	—	—	—
Severance	—	(953,919)	—	—	—	—
Retention	—	(857,328)	—	—	—	—
Professional Fees	—	(784,871)	—	—	—	—
Other One-Time	—	(3,542,244)	—	—	—	—

Total Restructuring Related / One-Time	$—	$(7,492,456)	$—	$—	$—	$—

Total Disbursements	$—	$(57,142,781)	$—	$(655)	$—	$—

Net Cash Flow	$—	$(21,943,801)	$—	$292,571	$—	$—

Cash Roll Forward (3)
Beginning Cash Balance (4)	$—	$153,112,106	$—	40,484	$—	$—
Net Cash Flow	—	(21,943,801)	—	292,571	—	—
Cash Interest	—	236,408	—	—	—	—

Ending Cash Balance (5)	$—	$131,404,713	$—	$333,055	$—	$—

(1)	All information contained herein is unaudited and subject to future adjustment.
(2)	The amount of Total Receipts presented in MOR Part 1(b) corresponds to the sum of total Test/Collaboration Receipts + other one-time receipts.
(3)	Excludes $10.5mm of restricted cash posted for letters of credit and deposits posted to third parties.
(4)	The previous monthly operating report excluded $0.2M of cash held in the ArcherDX Euro Business Account. This cash adjustment is reflected as a true-up within ArcherDx receipts.
(5)	The ending cash balance represents ending bank cash and differs from ending book cash due to $0.3M of outstanding checks.

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 19 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

	Debtors’ Balance Sheet (Unaudited)(1)
	Genosity LLC 24-11361	Invitae Corporation 24-11362	ArcherDX Clinical Services, Inc. 24-11363	ArcherDX, LLC 24-11364	Genetic Solutions LLC 24-11365	Ommdom, Inc. 24-11366
ASSETS

CURRENT ASSETS
Cash & Cash Equivalents	$—	$131,118,714	$—	$333,055	$—	$—
Accounts Receivable	—	83,879,760	—	—	—	—
Inventory	—	16,155,462	—	—	—	—
Prepaid Expenses and Other Current Assets	—	34,587,294	—	—	—	—
Restricted Cash - Current	—	5,004,919	—	—	—	—
Intercompany Receivable	—	8,976,408	—	—	—	—

TOTAL CURRENT ASSETS	$—	$279,722,555	$—	$333,055	$—	$—
Restricted Cash - Non-Current	$—	$5,482,945	$—	$—	$—	$—
Operating Lease Assets	—	18,645,210	—	—	—	—
Fixed Assets - Net	—	40,449,863	—	—	—	—
Intercompany Note Receivable	—	69,548,500	—	—	—	—
Other Assets	—	31,559,931	—	—	—	—

TOTAL ASSETS	$—	$445,409,004	$—	$333,055	$—	$—

CURRENT LIABILITIES
Accounts Payable	$—	$14,141,564	$—	$—	$—	$—
Accrued Liabilities	—	26,875,276	—	—	—	—

TOTAL CURRENT LIABILITIES	$—	$41,016,840	$—	$—	$—	$—
Accounts Payable	$—	$20,226,298	$—	—	$—	$—
Accrued Liabilities	—	30,890,090	—	—	—	—
Accrued Taxes	—	3,089,909	—	—	—	—
Operating Lease Liabilities	—	145,564,928	—	—	—	—
Financing Lease Liabilities	—	2,920,844	—	—	—	—
Other Long-Term Liabilities	—	6,971,221	—	—	—	—
Convertible Senior Notes, Net (Secured)	—	282,182,734	—	—	—	—
Convertible Senior Notes, Net (Unsecured)	—	1,156,531,663	—	—	—	—

TOTAL LIABILITIES SUBJECT TO COMPROMISE	$—	$1,648,377,686	$—	$—	$—	$—
TOTAL LIABILITIES	$—	$1,689,394,526	$—	$—	$—	$—

STOCKHOLDERS’ EQUITY
Common & Preferred Stock	$—	$29,148	$—	$—	$—	$—
APIC	—	5,162,559,532	—	—	—	—
Accumulated Other Comprehensive Income/Loss	—	25,366,149	—	—	—	—
Accumulated Deficit	—	(6,431,940,350)	—	333,055	—	—

TOTAL STOCKHOLDERS’ EQUITY	$—	$(1,243,985,522)	$—	$333,055	$—	$—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$—	$445,409,004	$—	$333,055	$—	$—

(1)	All information contained herein is unaudited and subject to future adjustment.

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 20 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

	Debtors’ Statement of Operations (Unaudited)(1)
	Genosity LLC 24-11361	Invitae Corporation 24-11362	ArcherDX Clinical Services, Inc. 24-11363	ArcherDX, LLC 24-11364	Genetic Solutions LLC 24-11365	Ommdom, Inc. 24-11366
Revenue:
Test Revenue	$—	$35,347,945	$—	$—	$—	$—
Other Revenue	—	3,221,673	—	—	—	—

Total Revenue, net	$—	$38,569,619	$—	$—	$—	$—

Cost of Revenue	$—	$19,338,492	$—	$—	$—	$—

Gross Profit	$—	$19,231,126	$—	$—	$—	$—

Operating Expenses:
Research and Development	$—	$8,091,193	$—	$—	$—	$—
Sales and Marketing	—	7,942,668	—	—	—	—
General and Administrative	—	14,358,886	—	—	—	—
Depreciation & Amortization	—	806,920	—	—	—	—

Total Operating Expenses	$—	$31,199,667	$—	$—	$—	$—

Income/(Loss) From Operations before One-Time Costs	$—	$(11,968,541)	$—	$—	$—	$—

One-Time Costs:
Expense Allocations	$—	$—	$—	$—	$—	$—
Restructuring Expenses	—	6,388,683	—	—	—	—

Total Other & Restructuring Costs	$—	$6,388,683	$—	$—	$—	$—

Income/(Loss) From Operations	$—	$(18,357,224)	$—	$—	$—	$—

Interest and Other (Expense) Income:
Interest Expense	$—	$(1,582,443)	$—	$—	$—	$—
Other Income/(Expense), net	—	198,155	—	—	—	—
Income Taxes	—	366	—	—	—	—

Total Interest and Other (Expense) Income	$—	$(1,383,923)	$—	$—	$—	$—

Net Income/(Loss)	$—	$(19,741,146)	$—	$—	$—	$—

(1)	All information contained herein is unaudited and subject to future adjustment.

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 21 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

Accounts Receivable Balance (Unaudited)(1)

Invitae Corporation (24-11362)

A/R Aging	Current - 30	31 - 60 days	61 - 90 days	Over 90 days	Total A/R
Accounts Receivable	$31,754,612	$18,737,891	$11,320,268	$23,098,135	$84,910,905
Allowance for Doubtful Accounts	(115,649)	(120,134)	(107,396)	(687,966)	(1,031,145)

Total Accounts Receivable	$31,638,962	$18,617,756	$11,212,872	$22,410,169	$83,879,760

ArcherDX, LLC (24-11364)

A/R Aging	Current - 30	31 - 60 days	61 - 90 days	Over 90 days	Total A/R
Accounts Receivable	$—	$—	$—	$—	$—
Allowance for Doubtful Accounts	—	—	—	—	—

Total Accounts Receivable	$—	$—	$—	$—	$—

(1)	All information contained herein is unaudited and subject to future adjustment.

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 22 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

Postpetition Accounts Payable Balance (Unaudited) (1) (2)

Invitae Corporation (24-11362)

A/P Aging	Current	1 - 30 days	31 - 60 days	61 - 90 days	Over 90 days	Total A/P
Trade Payables	$5,166,633	$5,842,225	$356,584	$1,157,188	$100	$12,522,730
Tax Payables	—	—	—	—	—	—

Total Post-Petition Payables	$5,166,633	$5,842,225	$356,584	$1,157,188	$100	$12,522,730

ArcherDX, LLC (24-11364)

A/P Aging	Current	1 - 30 days	31 - 60 days	61 - 90 days	Over 90 days	Total A/P
Trade Payables	$—	$—	$—	$—	$—	$—
Tax Payables	—	—	—	—	—	—

Total Post-Petition Payables	$—	$—	$—	$—	$—	$—

(1)	All information contained herein is unaudited and subject to future adjustment.
(2)

Aged A/P amounts relate to potential post-petition obligations of invoices received by the Debtors pre-petition. The Debtors continue to analyze whether or not these invoices are in fact administrative expenses of the bankruptcy estate, and reserve all rights to reclassify these amounts as liabilities subject to compromise.

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Document  Page 23 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

Bank Account Information(1)
Legal Entity	Bank Name	Account Type	Account Number (last 4 digits)	Book Balance(2) (3)
Invitae Corporation	SVB	Master Operating Account	4702	$10,858,537
Invitae Corporation	HSBC	Corporate Analyzed Checking Account	3311	1,333,967
Invitae Corporation	SVB	Collaboration Revenue Lockbox Account	5516	—
Invitae Corporation	HSBC	Collaboration Lockbox Account	9536	984,451
Invitae Corporation	SVB	Payroll Account	8723	—
Invitae Corporation	SVB	Benefits Account	7197	(65,477)
Invitae Corporation	SVB	Overnight Sweep Account	3426	—
Invitae Corporation	U.S. Bank	Cash and Cash Equivalents Account	4680	117,932,058
Invitae Corporation	SVB	Lockbox Account	3836	—
Invitae Corporation	JPMC	Adequate Assurance Account	0155	75,177
Invitae Corporation	SVB	Customer Collections Lockbox Account	6069	—
Invitae Corporation	HSBC	Lockbox Account	1182	—
Invitae Corporation	JPMC	Lockbox Account	0310	—
ArcherDX, LLC	SVB	ArcherDX Deposit Account	3575	—
ArcherDX, LLC	SVB	ArcherDX Operating Account	3560	160,598
ArcherDX, LLC	SVB	ArcherDX Euro Business Account	6710	172,456

Total Cash				$131,451,768

Restricted Cash
Invitae Corporation	JPMC	Letter of Credit - Landlord	1322	$9,775,085
Invitae Corporation	HSBC	Letter of Credit - Landlord	3583	329,884
Invitae Corporation	HSBC	Letter of Credit - Landlord	3591	—
Invitae Corporation	HSBC	Letter of Credit - Landlord	7147	72,768
Invitae Corporation	KCC	401(k) Escrow Account	6391	310,127

Total Restricted Cash				$10,487,863.86

(1)	All information contained herein is unaudited and subject to future adjustment.
(2)	All amounts are in USD.
(3)	The ending cash balance represents ending book cash and differs from ending bank cash due to $0.3M of outstanding checks.

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 24 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

Schedule of Payments to Insiders (1)

Entity	Item (2)	Recipient	Title	Date of Payment	Gross Amount
Invitae Corporation	Reimbursements	Ana Schrank	Chief Financial Officer	3/5/2024	5,565
Invitae Corporation	Reimbursements	Robert Guigley	Chief Commercial Officer	3/5/2024	1,451
Invitae Corporation	Reimbursements	David Sholehvar	Chief Operating Officer	3/6/2024	3,814
Invitae Corporation	Board Fees	Jill Frizzley	Board of Directors	3/7/2024	40,000
Invitae Corporation	Payroll	Ana Schrank	Chief Financial Officer	3/8/2024	17,692
Invitae Corporation	Payroll	David Sholehvar	Chief Operating Officer	3/8/2024	17,692
Invitae Corporation	Payroll	Kenneth Knight	President and Chief Executive Officer	3/8/2024	28,846
Invitae Corporation	Payroll	Robert Guigley	Chief Commercial Officer	3/8/2024	17,692
Invitae Corporation	Payroll	Thomas Brida	General Counsel, Chief Compliance Officer, & Secretary	3/8/2024	17,654
Invitae Corporation	Reimbursements	David Sholehvar	Chief Operating Officer	3/18/2024	15,047
Invitae Corporation	Reimbursements	Robert Guigley	Chief Commercial Officer	3/19/2024	6,421
Invitae Corporation	Payroll	Ana Schrank	Chief Financial Officer	3/22/2024	17,692
Invitae Corporation	Payroll	David Sholehvar	Chief Operating Officer	3/22/2024	17,692
Invitae Corporation	Payroll	Kenneth Knight	President and Chief Executive Officer	3/22/2024	28,846
Invitae Corporation	Payroll	Robert Guigley	Chief Commercial Officer	3/22/2024	17,692
Invitae Corporation	Payroll	Thomas Brida	General Counsel, Chief Compliance Officer, & Secretary	3/22/2024	17,654
Invitae Corporation	Reimbursements	Eric Aguiar, M.D.	Board of Directors	3/28/2024	6,290
Invitae Corporation	Board Fees	Eric Aguiar, M.D.	Board of Directors	3/28/2024	23,125
Invitae Corporation	Board Fees	Geoffrey S. Crouse	Board of Directors	3/28/2024	18,750
Invitae Corporation	Board Fees	Christine M. Gorjanc	Board of Directors	3/28/2024	19,375
Invitae Corporation	Board Fees	Kimber Lockhart	Board of Directors	3/28/2024	16,250
Invitae Corporation	Board Fees	Chitra Nayak	Board of Directors	3/28/2024	13,750
Invitae Corporation	Board Fees	William H. Osborne	Board of Directors	3/28/2024	15,000
Invitae Corporation	Board Fees	Randal Scott	Board of Directors	3/28/2024	25,000
Invitae Corporation	Reimbursements	Kenneth Knight	President and Chief Executive Officer	3/29/2024	9,131
Invitae Corporation	Reimbursements	Robert Guigley	Chief Commercial Officer	3/29/2024	3,639

Total Insider Payments					$421,761

(1)	All information contained herein is unaudited and subject to future adjustment.
(2)

Payments to insiders include ordinary course salaries, benefits, and expense reimbursements for officers and employees, as well as fees and expense reimbursements paid to members of the Board of Directors.

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 25 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

Schedule of Asset Sales (1)
Entity	Asset	Date of Sale	Gross Sales Price
Invitae Corporation	Uline Flammable Safety Cabinet.	3/11/2024	375
Invitae Corporation	Uline Flammable Safety Cabinet.	3/11/2024	375
Invitae Corporation	Uline Flammable Safety Cabinet.	3/11/2024	375
Invitae Corporation	Thermo Scientific TSX60086A (-86C) Ultra Low Freezer. S/N: 1117280701190803.	3/11/2024	3,200
Invitae Corporation	Thermo Scientific TSX60086A (-86C) Ultra Low Freezer. S/N: 1117493201190924.	3/11/2024	3,000
Invitae Corporation	Thermo Scientific TSX60086A (-86C) Ultra Low Freezer. S/N: 1117496701190925.	3/11/2024	4,000
Invitae Corporation	Formaspace Lot: (Qty. 6) Adjustable Height Laboratory Wheeled Tables With Adjustable Monitor Stands.	3/11/2024	1,550
Invitae Corporation	Thermo Scientific TSX3005SA 2-8C Laboratory Refrigerator. S/N: 1123614401191007.	3/11/2024	1,050
Invitae Corporation	Formaspace Lot: (Qty. 4) Adjustable Height Laboratory Wheeled Tables With Adjustable Monitor Stands.	3/11/2024	1,450
Invitae Corporation	Formaspace Lot: (Qty. 4) Adjustable Height Laboratory Wheeled Tables With Adjustable Monitor Stands. Contents on Table Not Included.	3/11/2024	1,450
Invitae Corporation	Formaspace Lot: (Qty. 6) Adjustable Height Laboratory Wheeled Tables With Adjustable Monitor Stands.	3/11/2024	1,850
Invitae Corporation	Uline Wire Rack with Contents.	3/11/2024	90
Invitae Corporation	Uline Lot: (Qty. 4) Wire Racks.	3/11/2024	160
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508553.	3/11/2024	950
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508568.	3/11/2024	1,050
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508555.	3/11/2024	1,000
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508774.	3/11/2024	950
Invitae Corporation	Kewaunee Lot: (Qty. 2) Kewaunee Integrated Laboratory Workstations with (Qty. 2) Formaspace Tables.	3/11/2024	1,300
Invitae Corporation	Kewaunee Lot: (Qty. 2) Kewaunee Integrated Laboratory Workstations with (Qty. 2) Formaspace Tables.	3/11/2024	1,300
Invitae Corporation	Kewaunee Lot: (Qty. 2) Kewaunee Integrated Laboratory Workstations with (Qty. 2) Formaspace Tables.	3/11/2024	1,350
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508563.	3/11/2024	950
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508570.	3/11/2024	1,000
Invitae Corporation	Formaspace Lot: (Qty. 4) Adjustable Height Laboratory Wheeled Tables With Adjustable Monitor Stands.	3/11/2024	1,200
Invitae Corporation	Uline Lot: (Qty. 2) Wire Racks With Contents.	3/11/2024	110
Invitae Corporation	Kewaunee Lot: (Qty. 6) Integrated Laboratory Workstations.	3/11/2024	1,550
Invitae Corporation	Formaspace Lot: (Qty. 6) Adjustable Height Laboratory Wheeled Tables With Adjustable Monitor Stands. Does Not Include Contents of Tables.	3/11/2024	1,250
Invitae Corporation	Formaspace Lot: (Qty. 11) Adjustable Height Laboratory Wheeled Tables With Adjustable Monitor Stands. Does Not Include Contents of Tables.	3/11/2024	1,350
Invitae Corporation	Formaspace Lot: (Qty. 10) Adjustable Height Laboratory Wheeled Tables With Adjustable Monitor Stands. Does Not Include Contents of Tables.	3/11/2024	2,800
Invitae Corporation	Formaspace Lot: (Qty. 4) Integrated Laboratory Work Stations.	3/11/2024	700
Invitae Corporation	Thermo Scientific TSX3005SA 2-8C Laboratory Refrigerator. S/N: 1123624501191008.	3/11/2024	1,000
Invitae Corporation	Thermo Scientific TSX40086A (-80C) Ultra Low Freezer. S/N: 1124775601211216.	3/11/2024	2,500
Invitae Corporation	Thermo Scientific TSX40086A (-80C) Ultra Low Freezer. S/N: 1124826801211222.	3/11/2024	4,700
Invitae Corporation	Thermo Scientific TSX40086A (-80C) Ultra Low Freezer. S/N: 1124821201211222.	3/11/2024	4,500
Invitae Corporation	Thermo Scientific TSX3020FA (-20C) Laboratory Freezer.	3/11/2024	1,350
Invitae Corporation	Thermo Scientific TSX3020FA (-20C) Laboratory Freezer.	3/11/2024	1,750
Invitae Corporation	Thermo Scientific TSX3020FA (-20C) Laboratory Freezer.	3/11/2024	1,100
Invitae Corporation	Thermo Scientific TSX5005GA 3-7C Deli Refrigerator.	3/11/2024	900
Invitae Corporation	Thermo Scientific TSX5005GA 3-7C Deli Refrigerator.	3/11/2024	700
Invitae Corporation	Kewaunee Integrated Laboratory Workstation.	3/11/2024	140
Invitae Corporation	Uline Wire Rack.	3/11/2024	120
Invitae Corporation	Thermo Scientific TSG25RSGA 3-7C Laboratory Refrigerator. S/N: 300515860.	3/11/2024	525
Invitae Corporation	Formaspace Lot: (Qty. 8) Integrated Laboratory Workstations.	3/11/2024	750
Invitae Corporation	Formaspace Lot: (Qty. 18) Integrated Laboratory Workstations.	3/11/2024	225
Invitae Corporation	Formaspace Lot: (Qty. 16) Integrated Laboratory Workstations.	3/11/2024	525
Invitae Corporation	Formaspace Lot: (Qty. 9) Integrated Laboratory Workstations with (Qty. 1) Laboratory Table.	3/11/2024	600
Invitae Corporation	Uline Lot: (Qty. 3) Wire Racks.	3/11/2024	200
Invitae Corporation	Thermo Scientific GTT8G25R8GA 3-7C Laboratory Refrigerator. S/N: 300506395.	3/11/2024	300
Invitae Corporation	Thermo Scientific GTT8G25R8GA 3-7C Laboratory Refrigerator. S/N: 300506397.	3/11/2024	500
Invitae Corporation	Uline Lot: (Qty. 3) Wire Racks.	3/11/2024	160
Invitae Corporation	Formaspace Lot: (Qty. 4) Laboratory Workstations. Does Not Include Contents of Workstations.	3/11/2024	250
Invitae Corporation	Bio-Rad QX200 Droplet Reader. S/N: 771BR9089.	3/11/2024	4,800
Invitae Corporation	Bio-Rad Automated Droplet Generator. S/N: 773BR3136.	3/11/2024	3,700
Invitae Corporation	Eppendorf 5810R Centrifuge. S/N: 5811KR595811.	3/11/2024	2,600
Invitae Corporation	Thermo Scientific GTT8G25R8GA 3-7C Laboratory Refrigerator. S/N: 300506396.	3/11/2024	600
Invitae Corporation	Thermo Scientific GTT8G25R8GA 3-7C Laboratory Refrigerator. S/N: 300506398.	3/11/2024	600
Invitae Corporation	Thermo Scientific TSX2320FA (-20C) Laboratory Freezer. S/N: 1141543501211111.	3/11/2024	950
Invitae Corporation	Thermo Scientific TSX2320FA (-20C) Laboratory Freezer. S/N: 1141554601211113.	3/11/2024	1,050
Invitae Corporation	Thermo Scientific TSX2320FA (-20C) Laboratory Freezer. S/N: 1141563501211116.	3/11/2024	950

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 26 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

Schedule of Asset Sales (1)
Entity	Asset	Date of Sale	Gross Sales Price
Invitae Corporation	Thermo Scientific TSX2320FA (-20C) Laboratory Freezer. S/N: 1141554401211115.	3/11/2024	900
Invitae Corporation	Bio-Rad PX1 PCR Plate Sealer. S/N: 770BR8209.	3/11/2024	1,000
Invitae Corporation	Scotsman NS0622A-1B Ice Maker. S/N: 21111320015335.	3/11/2024	2,400
Invitae Corporation	Uline Lot: (Qty. 2) Wire Racks With Contents, Including Mettler Toledo Pipette Tips, Bio-Rad Consumables, Spill Kit.	3/11/2024	3,600
Invitae Corporation	Rainin Lot of 9 Rainin Pipettes, 2uL, 20uL, 10u:L, 200uL, 1000uL, 0.5-10uL, 20-300uL, 100-1200uL, Rainin E4 XLS and Assorted Pipette Tips.	3/11/2024	600
Invitae Corporation	Qty. 1 SmartLine Vortex Mixer, Qty. 1 Corning Mini-Vortexer, Qty. 1 Zebra GK420t Label Printer, Qty. 1 Brady BMP 21-PLUS.	3/11/2024	100
Invitae Corporation	Kewaunee Lot: (Qty. 4) Laboratory Workstations With (Qty. 1) Formaspace Adjustable Lab Table.	3/11/2024	350
Invitae Corporation	Kewaunee Lot: (Qty. 4) Laboratory Workstations With (Qty. 1) Formaspace Adjustable Lab Table.	3/11/2024	2,800
Invitae Corporation	Kewaunee Lot: (Qty. 4) Laboratory Workstations With (Qty. 1) Formaspace Adjustable Lab Table.	3/11/2024	4,600
Invitae Corporation	Kewaunee Lot: (Qty. 4) Laboratory Workstations With (Qty. 1) Formaspace Adjustable Lab Table.	3/11/2024	4,300
Invitae Corporation	Kewaunee Lot: (Qty. 4) Laboratory Workstations With (Qty. 1) Formaspace Adjustable Lab Table.	3/11/2024	350
Invitae Corporation	Eppendorf 5810R Centrifuge. S/N: 5811LG096231.	3/11/2024	4,100
Invitae Corporation	Eppendorf 22620207 Lot: (Qty. 2) MiniSpin Plus Centrifuges. S/N: 5453KP509098; 5453KP909087.	3/11/2024	525
Invitae Corporation	Corning 6770 Lot: (Qty. 2) Mini Centrifuges with (Qty. 1) Benchmark Scientific Vortex Mixer. S/N: HC21AAH0001599; HC218AG0012926.	3/11/2024	325
Invitae Corporation	Kewaunee Lot: (Qty. 4) Laboratory Workstations With (Qty. 1) Formaspace Adjustable Lab Table.	3/11/2024	4,600
Invitae Corporation	Kewaunee Lot: (Qty. 4) Laboratory Workstations With (Qty. 1) Formaspace Adjustable Lab Table.	3/11/2024	2,000
Invitae Corporation	Lot: (Qty. 10) Under Laboratory Workstation Storage Cabinets On Wheels.	3/11/2024	1,550
Invitae Corporation	Lot: (Qty. 4) Under Laboratory Workstation Storage Cabinets On Wheels.	3/11/2024	300
Invitae Corporation	Berlin Lot: (Qty. 3) Laboratory Tables.	3/11/2024	160
Invitae Corporation	Kewaunee Lot: (Qty. 10) Laboratory Workstations.	3/11/2024	80
Invitae Corporation	Kewaunee Lot: (Qty. 5) Laboratory Workstations.	3/11/2024	225
Invitae Corporation	Berlin Laboratory Table.	3/11/2024	50
Invitae Corporation	Uline Lot: (Qty. 2) Flammable Safety Cabinets.	3/11/2024	450
Invitae Corporation	Uline Lot: (Qty. 2) Flammable Safety Cabinets.	3/11/2024	425
Invitae Corporation	Uline Lot: (Qty. 2) Flammable Safety Cabinets.	3/11/2024	425
Invitae Corporation	Kewaunee Lot: (Qty. 6) Integrated Laboratory Workstations.	3/11/2024	400
Invitae Corporation	Kewaunee Lot: (Qty. 6) Integrated Laboratory Workstations.	3/11/2024	275
Invitae Corporation	Berlin Lot: (Qty. 4) Mobile Laboratory Workstations.	3/11/2024	800
Invitae Corporation	Kewaunee Lot: (Qty. 6) Integrated Laboratory Workstations.	3/11/2024	750
Invitae Corporation	Uline Lot: (Qty. 4) Wire Racks.	3/11/2024	150
Invitae Corporation	Eppendorf 5810R Centrifuge. S/N: 5811LG096252.	3/11/2024	4,400
Invitae Corporation	Kewaunee Lot: (Qty. 8) Integrated Laboratory Workstations.	3/11/2024	550
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508565.	3/11/2024	1,450
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508766.	3/11/2024	1,450
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508776.	3/11/2024	1,350
Invitae Corporation	Thermo Scientific 1377 6' A2 Biosafety Cabinet. S/N: 300508382.	3/11/2024	1,350
Invitae Corporation	Kewaunee Lot: (Qty. 6) Laboratory Workstations.	3/11/2024	200
Invitae Corporation	Thermo Scientific TSX40086A (-80C) Ultra Low Freezer. S/N: 1124830801211227.	3/11/2024	5,000
Invitae Corporation	Thermo Scientific TSX40086A (-80C) Ultra Low Freezer. S/N: 1124787101211217.	3/11/2024	5,100
Invitae Corporation	Thermo Scientific TSX40086A (-80C) Ultra Low Freezer. S/N: 1124830001211228.	3/11/2024	5,000
Invitae Corporation	Thermo Scientific TSX2320FA (-20C) Laboratory Freezer. S/N: 1141553601211115.	3/11/2024	1,150
Invitae Corporation	Thermo Scientific TSX2320FA (-20C) Laboratory Freezer. S/N: 1141527901211109.	3/11/2024	1,100
Invitae Corporation	Thermo Scientific TSG25RSGA 3-7C Laboratory Refrigerator. S/N: 300515872.	3/11/2024	1,000
Invitae Corporation	Thermo Scientific TSG25RSGA 3-7C Laboratory Refrigerator. S/N: 300515862.	3/11/2024	1,000
Invitae Corporation	Thermo Scientific TSG25RSGA 3-7C Laboratory Refrigerator. S/N: 300515864.	3/11/2024	475
Invitae Corporation	Thermo Scientific TSG25RSGA 3-7C Laboratory Refrigerator. S/N: 300515865.	3/11/2024	1,000
Invitae Corporation	Lot: (Qty. 15) Under Workbench Storage Cabinets On Wheels.	3/11/2024	2,800
Invitae Corporation	Uline Lot: (Qty. 4) Wire Racks.	3/11/2024	160
Invitae Corporation	Formaspace Lot: (Qty. 4) Laboratory Tables.	3/11/2024	1,550
Invitae Corporation	Thermo Scientific TSX40086A (-80C) Ultra Low Freezer. S/N: 1124819101211221.	3/11/2024	5,000
Invitae Corporation	Thermo Scientific TSX40086A (-80C) Ultra Low Freezer. S/N: 1124824001211222.	3/11/2024	5,000
Invitae Corporation	Uline Lot: (Qty. 2) Flammable Safety Cabinets.	3/11/2024	450
Invitae Corporation	Pallet of Various Agilent Supplies.	3/11/2024	15,000
Invitae Corporation	Toyota SR1-BET40 Electric Fork Lift Truck with Black Diamond Charging Station. S/N: S1E-00034.	3/11/2024	15,500
Invitae Corporation	Uline Lot: (Qty. 2) Flammable Safety Cabinets.	3/11/2024	375
Invitae Corporation	PacBio 101-986-400 Sequel IIe HiFi DNA Sequencing System. In crate from OEM.	3/11/2024	17,000

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 27 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
($ USD)	Reporting Period: 3/1/24 - 3/31/24

Schedule of Asset Sales (1)
Entity	Asset	Date of Sale	Gross Sales Price
Invitae Corporation	PacBio 101-986-400 Sequel Ile HiFi DNA Sequencing System. In crate from OEM.	3/11/2024	18,000
Invitae Corporation	PacBio 101-986-400 Sequel Ile HiFi DNA Sequencing System. In crate from OEM.	3/11/2024	18,500
Invitae Corporation	Airclean AC648LFUVC PCR Work Station. S/N: AC648LFUVC54065.	3/11/2024	950
Invitae Corporation	Pallet of Uline Plastic Stackable Bins and Mobile Racks.	3/11/2024	525
Invitae Corporation	Pallet of Fujitsu and Zebra Printing Equipment and Supplies.	3/11/2024	3,100
Invitae Corporation	Eppendorf 5810R Centrifuge. S/N: 5811LG796230.	3/11/2024	3,300
Invitae Corporation	Unchained Labs Lunatic Spectrometer. In Original Packaging From OEM. S/N: 401199.	3/11/2024	12,000
Invitae Corporation	Unchained Labs Lunatic Spectrometer. In Original Packaging From OEM. S/N: 401201.	3/11/2024	12,500
Invitae Corporation	Unchained Labs Lunatic Spectrometer. In Original Packaging From OEM. S/N: 401198.	3/11/2024	13,000
Invitae Corporation	Contents Include Agilent Accessories, Labware Stacker, Bravo Consumables.	3/11/2024	6,000
Invitae Corporation	IBI Scientific Contents of Bay, Includes Qty. 3 Spin Dr. Tube Rotators.	3/11/2024	325
Invitae Corporation	Contents of Bay, Includes Assorted Agilent Consumables, Bravo Consumables.	3/11/2024	425
Invitae Corporation	Hamilton Contents of Bay, Includes 3 Boxes of Hamilton 97310-11, Microlab Star content.	3/11/2024	4,500
Invitae Corporation	Hamilton Contents of Bay, Includes Hamilton 92173-20 Microlab Star contents.	3/11/2024	5,100
Invitae Corporation	Lot: (Qty. 3) Side Tables D9452.	3/11/2024	50
Invitae Corporation	West Elm Wooden Coffee Table.	3/11/2024	120
Invitae Corporation	Metal Bin.	3/11/2024	90
Invitae Corporation	Contents of Bay, Includes Wellsys water equipment, Number of Samsung Computer Monitors, Cable Management supplies.	3/11/2024	375
Invitae Corporation	Contents of Bay, Includes Ugreen cords, FluidX tubes, 8-Port Adder Pro DVI.	3/11/2024	1,050
Invitae Corporation	Contents of Bay, Includes Qty. 3 APC SRT5KXLT UPS Units for Sequel IIe.	3/11/2024	3,800
Invitae Corporation	Contents of Bay, Includes 2 Boxes of Cloth Post Boards.	3/11/2024	10
Invitae Corporation	Contents of Bay, Includes Samsung Desktop Monitors and Accessories.	3/11/2024	700
Invitae Corporation	Contents of Bay, Includes Audio Visual Equipment.	3/11/2024	275
Invitae Corporation	Inheco ODTC Lot: (Qty. 9) Inheco On Deck Thermal Cyclers from OEM.	3/11/2024	17,000
Invitae Corporation	Uline Lot: (Qty. 12) Wire Racks with Contents, Including Mettler Toledo/Rainin Consumables, Corning Mini Centrifuges, HighRes Plate Orient 2.0, and Assorted from Honeywell, Thermo Fisher, Artel.	3/11/2024	2,400
Invitae Corporation	Uline Lot: (Qty. 8) Wire Racks with Contents.	3/11/2024	325
Invitae Corporation	Uline Lot: (Qty. 5) Wire Racks with Contents, Including MRO/Parts, Tooling, Peak Robotics Hotel Racks and Docking Stations, Various Power Cords, Storage Bins.	3/11/2024	475
Invitae Corporation	Artel MVS Multichannel Verification System with Wheeled Cart.	3/11/2024	15,000
Invitae Corporation	V&P Scientific SpinVessel Mixing and Particular Suspension System. Includes Contents of 3 Boxes with Simco Aerostat Ionizers.	3/11/2024	2,400
Invitae Corporation	Lot: (Qty. 2) Gray Sofas. * Tables, Chairs & Pillows in photos are NOT included.* Ready to Ship.	3/11/2024	1,200
Invitae Corporation	Lot: (Qty. 17 Total) (Qty. 8 ) Office Chairs, (Qty. 2) Wooden Coffee Tables, (Qty. 3) White Meeting Room Tables, (Qty. 4) Blue Tables and Pillows.	3/11/2024	900
Invitae Corporation	Uline Pallet Jack.	3/11/2024	300
Invitae Corporation	Uline Pallet Jack.	3/11/2024	300
Invitae Corporation	Pallet of ICW USA Equipment, Includes Ultra 180 Monitor and Keyboard Mounts.	3/11/2024	225
Invitae Corporation	Werner Lot: (Qty. 2) Ladders, 1 x 12' and 1 x 10' with Step Stool.	3/11/2024	300
Invitae Corporation	Werner 6' Ladder.	3/11/2024	50
Invitae Corporation	Dorner Manufacturing Lot: (Qty. 4) Ready-To-Run Mini Conveyor.	3/11/2024	325
Invitae Corporation	Uline Pallet of Uline Products, Including Chrome Wire Racks.	3/11/2024	1,050
Invitae Corporation	Contents of Bay, Including Samsung Desktop Monitors.	3/11/2024	275
Invitae Corporation	Contents of Pallet, Including Cisco Boards, Power Cords, Adder 8-Port.	3/11/2024	700
Invitae Corporation	CAB MACH1 Lot: (Qty. 2) CAB MACH1 Label Printers, Qty. 2 Barcode Readers And Ribbon Labels.	3/11/2024	350

Gross Asset Sales			$357,050
Less: Seller's Commission & Allowable Expenses			50,705

Net Asset Sales			$306,345

(1)	All information contained herein is unaudited and subject to future adjustment.

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 28 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
Reporting Period: 3/1/24 - 3/31/24

Bank Reconciliations

The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries.

The Debtors’ standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices.

/s/ Ana Schrank	4/30/2024
Signature of Authorized Individual	Date

Ana Schrank	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 29 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
Reporting Period: 3/1/24 - 3/31/24

Part 7: Question A

Were any payments made on prepetition debt?

Following the Petition Date, the Court entered various orders authorizing, but not directing, the Debtors to, among other things, pay certain prepetition: (i) service fees and charges assessed by the Debtors’ banks; (ii) customer programs obligations; (iii) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and supplemental workforce obligations); (iv) taxes and assessments; and (v)critical vendor, 503(b)(9), lien, and foreign vendor obligations (collectively, the “First Day Orders”). To the extent any payments were made during the Reporting Period on account of prepetition claims pursuant to the authority granted to the Debtors by the Court under the First Day Orders, such payments have been included in this MOR (subject to the notes and statements and limitations provided herein).

Case 24-11362-MBK  Doc 390  Filed 04/30/24  Entered 04/30/24 19:59:54  Desc Main

Document  Page 30 of 30

In re: Invitae Corporation	Case No.: 24-11362 (MBK)
Reporting Period: 3/1/24 - 3/31/24

Certification Regarding Postpetition Taxes

I affirm that to the best of my knowledge all postpetition taxes, as described in item 4 of the Operating Guidelines for Chapter 11 Cases, are current.

/s/ Ana Schrank	4/30/2024
Signature of Authorized Individual	Date

Ana Schrank	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual